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                                                                    EXHIBIT 10.7

                                   AGREEMENT
                                   ---------


          This Agreement is entered into as of this 20th day of June, 1990 between Parametric Technology Corporation, a Massachusetts corporation (the "Company"), and Steven C. Walske (the "Executive").

          WHEREAS, the Executive is the President and Chief Executive Officer of the Company; and

          WHEREAS, to provide incentive for the Executive to remain with the Company, the Company desires to make the following arrangements with the Executive concerning his termination of employment;

          NOW, THEREFORE, the Company and the Executive hereby agree as follows:


      1.       Termination Notice.  The Company agrees that it may not terminate
               ------------------
the employment of the Executive unless (i) it does so for Cause (as defined below) or (ii) the Company has delivered to the Executive a written notice of such termination of employment (the "Termination Notice") at least six months in advance of the effective date thereof. The duties of the Executive during the period from the date of delivery of a Termination Notice until the termination of his employment shall be as determined by the Board of Directors.

      2.       Salary.
               ------

               (a) During the period from the date of delivery of a Termination Notice (the "Notice Date") until the earlier of (i) the date six months after the Notice Date, or (ii) the date the Executive commences employment with another company or organization, the Company shall pay to the Executive a salary (the "Severance Period Salary") that is equal, on an annualized basis, to two times the highest annual salary (excluding any bonuses) in effect with respect to the Executive during the six-month period immediately preceding the Termination Notice.

               (b) In the event that a Change in Status of the Executive occurs prior to a Notice Date, the Company shall pay the Severance Period Salary to the Executive during the period from the effective date of the Change in Status until the earlier of (i) the date six months after such date or (ii) the date the Executive commences employment with another company or organization; and the Company shall have no obligation to make any payments to the Executive under Section 2(a) above.

               (c) In the event that the Executive remains employed with the Company for a period of six months following the earlier of (i) a Notice Date or
(ii) the effective date of a Change in Status, the Company shall pay to the Executive on such six-month anniversary date an amount equal to the most recent fiscal year end bonus paid to the Executive. For purposes of this Agreement, "fiscal year end bonus" shall include all amounts paid to the Executive under any bonus plans or programs of the Company with respect to his services to the Company in the preceding fiscal year.

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      3.       Stock Options.
               -------------

               (a) Effective upon (i) a Change in Control (as defined below) of the Company or (ii) the death or Disability (as defined below) of the Executive, all outstanding stock options under the Company's 1987 Incentive Stock Option Plan that are held by the Executive shall become exercisable in full, notwithstanding any vesting schedule or other provisions to the contrary in the agreements evidencing such options; and the Company and the Executive hereby agree that such option agreements are hereby amended to give effect to this provision.

               (b) Effective upon (i) a termination by the Company of the Executive's employment without Cause or (ii) a Change in Status of the Executive, all outstanding stock options under the Company's 1987 Incentive Stock Option Plan that are held by the Executive shall become exercisable for such number of shares of common stock for which such options would have been exercisable had the Executive's employment with the Company continued for one year following the date of the employment termination or the Change in Status, as the case may be, notwithstanding any vesting schedule or other provisions to the contrary in the agreements evidencing such options; and the Company and the Executive hereby agree that such option agreements are hereby amended to give effect to this provision.

      4.       Definitions.
               -----------

               (a) The Company shall be deemed to have terminated the Executive's employment for "Cause" if it does so (i) for the Executive's willful and continued failure to substantially perform his duties to the Company (other than any such failure resulting from the Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after a Change in Status of the Executive), provided that the Company has delivered a written demand for substantial performance to the Executive specifically identifying the manner in which the Company believes that the Executive has not substantially performed his duties and that the Executive has not cured such failure within 30 days after such demand, (ii) for willful conduct by the Executive which is demonstrably and materially injurious to the Company, or (iii) for the Executive's willful violation of any material provision of any confidentiality, nondisclosure, assignment of invention, noncompetition or similar agreement entered into by the Executive in connection with his employment by the Company. For purposes of this paragraph, no act or failure to act on the Executive's part shall be deemed "willful" unless done or omitted to be done by the Executive not in good faith and without reasonable belief that his action or omission was in the best interests of the Company.

               (b) A "Change in Control" of the Company shall mean the occurrence of any of the following events: (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (other than as a result of acquisitions of such securities from the Company); (ii) individuals who, as of the date hereof, constitute the Board

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of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of this Agreement, considered to be a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) acquires more than 20% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

               (c) A "Change in Status" of the Executive shall mean the occurrence, without the Executive's written consent, of any of the following circumstances (unless such circumstances constitute an isolated, insubstantial and inadvertent action not taken in bad faith and are fully remedied by the Company within 30 days after receipt of notice thereof given by the Executive):
(i) any diminution or change in a manner adverse to the Executive of (A) his title, office or position with the Company, (B) his salary or other benefits, or
(C) his duties, responsibilities or employment condition, or (ii) the failure by the Company to pay to the Executive any portion of his compensation within ninety (90) days after such compensation is due.

               (d) "Disability" shall mean the inability of the Executive, for a period of at least 60 consecutive days, to perform his employment duties as a result of a physical or mental illness or incapacity.

      5. Term.  This Agreement shall continue in effect for a period of three
         ----
years from the date hereof, unless extended by the mutual written consent of the Company and the Executive.

      6. Successors.
         ----------

               (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution.

               (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

               (c) The Company will require any successor (whether direct or indirect, by

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purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as defined above and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement.

      7.       Miscellaneous.
               -------------

               (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without reference to principles of conflict of laws.

               (b) This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

               (c) All notices and other communications hereunder shall be in writing and shall be delivered by hand delivery, by a reputable overnight courier service, or by registered or certified mail, return receipt requested, postage prepaid, in each case addressed as follows:

               If to the Company:
               -----------------

               Parametric Technology Corporation
               128 Technology Drive
               Waltham, MA  02154
               Attention: Secretary

               If to the Executive:
               -------------------

               Steven C. Walske
               147 Thorndike Street
               Brookline, MA  02146

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Any Notice or communication shall be deemed to be delivered upon the date of hand delivery, one day following delivery to such overnight courier service, or three days following mailing by registered or certified mail.

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          EXECUTED as of the date first written above.

                                    PARAMETRIC TECHNOLOGY CORPORATION

                                    By:      /s/ Samuel P. Geisberg
                                           -------------------------------

                                                 Samuel P. Geisberg
                                           -------------------------------


                                             /s/ Steven C. Walske
                                           -------------------------------
                                           STEVEN C. WALSKE

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